Exhibit 99.1

INVO FERTILITY, INC.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

NTI Divestiture

Effective June 2, 2025, INVO Fertility, Inc., a Nevada corporation (the “Company) consummated the divestiture (the “NTI Divestiture”) of a majority of its holdings in NAYA Therapeutics Inc., a Delaware Corporation (“NTI”). Prior to the consummation of the divestiture, NTI was a wholly-owned subsidiary of the Company.

On May 28, 2025, the Company provided notice to holders of the Company’s Series C-1 Non-Voting Convertible Preferred Stock (“Series C-1 Preferred”) that the Company had elected to redeem all outstanding shares of Series C-1 Preferred (including any accrued but unpaid dividends) at a redemption price of 113.855837742504 shares of Class A Common Stock of NTI for each share of C-1 Preferred being redeemed. Immediately, prior to the redemption, the Company was the holder of 3,227,813 shares of Class A Common Stock of NTI, representing all outstanding common shares of NTI. The completion of the redemption of the Series C-1 Preferred became effective on June 2, 2025. (The Company previously reported that the redemption became effective on May 31, 2025; however, as May 31, 2025 fell on a weekend, the redemption became effective on the following business day, June 2, 2025.)

Following the completion of the redemption, the Company was no longer a holder of common shares of NTI and had completed the divestiture of a majority of its holdings in NTI. The Company retained 6,300 shares of Series A Preferred Stock of NTI, which represents 19.9% of the outstanding common stock on an as-if converted basis. In addition, on May 28, 2025, NTI issued a secured convertible promissory note in the principal amount of $4,803,175 to us.

Pro Forma Financial Statements

The following unaudited pro forma consolidated financial statements are based on the Company’s historical consolidated financial statements. The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2025 and the year ended December 31, 2024 give effect to the NTI Divestiture as if it had occurred on January 1, 2024. The unaudited pro forma balance sheet as of March 31, 2025 gives effect to the NTI Divestiture as if it had occurred on March 31, 2025.

The unaudited pro forma balance sheet and unaudited statement of operations are presented for informational purposes only and do not purport to be indicative of the combined financial condition that would have resulted if the divestiture would have occurred on January 1, 2024.

The unaudited pro forma financial statements should be read together with the Company’s historical financial statements, which are included in its latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

INVO FERTILITY, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

(UNAUDITED)

AS OF MARCH 31, 2025

	INVO As Reported	NTI Divestiture (a)	Pro Forma Transaction Adjustments		INVO Pro Forma

ASSETS
Current assets
Cash	$840,407	$(2,094)	$-		$838,313
Accounts receivable	173,614	-	-		173,614
Inventory	216,458	-	-		216,458
Prepaid expenses and other current assets	338,643	(1,200)	-		337,443
Total current assets	1,569,122	(3,294)	-		1,565,828
Property and equipment, net	451,247	-	-		451,247
Lease right of use	2,222,706	-	-		2,222,706
Intangible assets, net	17,899,556	(14,828,000)	-		3,071,556
Goodwill	8,890,624	(3,011,638)	-		5,878,986
Note receivable	-	-	4,803,175	(b)	4,803,175
Equity investments	710,855	-	2,446,349	(c)	3,157,204
Total assets	$31,744,110	$(17,842,932)	$7,249,524		$21,150,702

LIABILITIES, MEZZANINE EQUITY, AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$4,785,477	$(2,636,214)	$150,000	(d)	$2,299,263
Accrued compensation	1,866,241	(1,546,717)	-		319,524
Convertible notes payable – current portion, net	4,498,912	(359,778)	-		4,139,134
Notes payable - related party, net	880,000	-	-		880,000
Deferred revenue	725,330	-	-		725,330
Lease liability, current portion	247,750	-	-		247,750
Additional payments for acquisition, current portion	5,000,000	-	-		5,000,000
Other current liabilities	715,245	(60,000)	-		655,245
Total current liabilities	18,718,955	(4,602,709)	150,000		14,266,246
Notes payable, net of current portion	1,086,132	-	-		1,086,132
Lease liability, net of current portion	2,124,736	-	-		2,124,736
Additional payments for acquisition, net of current portion	2,500,000	-	-		2,500,000
Total liabilities	$24,429,823	$(4,602,709)	$150,000		$19,977,114

Mezzanine equity
Series C-2 Preferred Stock $1,000.00 par value; 8,576 shares authorized; 4,576 and 8,576 issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	$3,978,922	$-	$-		$3,978,922

Stockholders’ equity (deficit)
Series C-1 Preferred Stock, $1,000.00 par value; 30,375 shares authorized; 30,375 and 30,375 issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	30,375,000	-	(30,375,000	)(e)	-
Common Stock, $.0001 par value; 4,166,667 shares authorized; 746,227 and 373,021 issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	74	-	-		74
Additional paid-in capital	57,833,740	-	26,218,273	(e)	84,052,013
Accumulated deficit	(84,873,449)	(13,240,223)	11,256,251	(d)(f)	(86,857,421)
Total equity (deficit)	3,335,365	(13,240,223)	7,099,524		(2,805,334)
Total liabilities, mezzanine equity, and stockholders’ equity	$31,744,110	$(17,842,932)	$7,249,524		$21,150,702

INVO FERTILITY, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2025

	INVO As Reported	NTI Divestiture (a)	Pro Forma Adjustments	INVO Pro Forma
Revenue:
Clinic revenue	$1,621,553	$-	$-	$1,621,553
Product revenue	15,632	-	-	15,632
Total revenue	1,637,185	-	-	1,637,185
Operating expenses:
Cost of revenue	1,044,929	-	-	1,044,929
Selling, general and administrative	2,554,474	(959,113)	-	1,595,361
Research and development	265,663	(265,663)	-	-
Impairment loss	14,645,069	-	-	14,645,069
Depreciation and amortization	234,462	-	-	234,462
Total operating expenses	18,744,597	(1,224,776)	-	17,519,821
Loss from operations	(17,107,412)	1,224,776	-	(15,882,636)
Other income (expense):
Gain (loss) from equity method investment	15,096	-	-	15,096
Interest expense	(311,270)	3,431	-	(307,839)
Total other income (expense)	(296,174)	3,431	-	(292,743)
Net loss	$(17,403,586)	$1,228,207	$-	$(16,175,379)

Net loss per common share:
Basic	$(12.53)	$-	$-	$(11.64)
Diluted	$(12.53)	$-	$-	$(11.64)
Weighted average number of common shares outstanding:
Basic	1,389,141	-	-	1,389,141
Diluted	1,389,141	-	-	1,389,141

INVO FERTILITY, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2024

	INVO As Reported	NTI Divestiture (a)	Pro Forma Adjustments		INVO Pro Forma
Revenue:
Clinic revenue	$6,450,431	$-	$-		$6,450,431
Product revenue	81,569	-	-		81,569
Total revenue	6,532,000	-	-		6,532,000
Operating expenses
Cost of revenue	3,657,766	-	-		3,657,766
Selling, general and administrative	9,078,804	(960,892)	(150,000	)(d)	7,967,912
Research and development	489,660	(484,780)	-		4,880
Loss on disposal of assets	511,663	-	(1,833,972	)(f)	(1,322,309)
Depreciation and amortization	919,603	-	-		919,603
Total operating expenses	14,657,496	(1,445,672)	(1,983,972)		11,227,852
Loss from operations	(8,125,496)	1,445,672	1,983,972		(4,695,852)
Other income (expense):
Gain from equity method investment	9,045	-	-		9,045
Gain on lease termination	94,551	-	-		94,551
Loss from debt extinguishment	(40,491)	-	-		(40,491)
Interest expense	(1,056,360)	3,212	-		(1,053,148)
Total other income (expense)	(993,255)	3,212	-		(990,043)
Loss before income taxes	(9,118,751)	1,448,884	1,983,972		(5,685,895)
Provision for income taxes	(22,913)	-	-		(22,913)
Net loss	$(9,095,838)	$1,448,884	$1,983,972		$(5,662,982)
Common stock warrants deemed dividends	(250,635)	-	-		(250,635)
Net loss attributable to common shareholders	$(9,346,473)	$1,448,884	$1,983,972		$(5,913,617)

Net loss per common share:
Basic	$(29.25)	$-	$-		$(19.10)
Diluted	$(29.25)	$-	$-		$(19.10)
Weighted average number of common shares outstanding:
Basic	309,539	-	-		309,539
Diluted	309,539	-	-		309,539

INVO FERTILITY, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Basis of presentation

The unaudited pro forma consolidated financial statements are based on the Company’s historical consolidated financial statements as adjusted to give effect to the transaction accounting adjustments in accordance with U.S. generally accepted accounting principles (“GAAP”) to reflect the disposition of NTI and related transactions.

The pro forma consolidated financial statements do not necessarily reflect what the Company’s financial condition or results of operations would have been had the NTI Divestiture occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the Company. The actual financial position and results of operations may differ significantly from the amounts reflected herein due to a variety of factors.

Note 2 - Transaction Accounting Adjustments

The transaction accounting adjustments included in the unaudited pro forma condensed consolidated financial statements related to the NTI Divestiture include the following:

(a)	Reflects the disposition of the operations, assets, liabilities and equity of the NTI in accordance with ASC 205.

(b)	Secured convertible promissory note in the principal amount of $4,803,175.

(c)	Estimated value of 6,300 shares of Series A Preferred Stock of NTI.

(d)	Reflects the estimated incremental non-recurring transaction costs expected to be incurred by the Company that have not been recognized in the historical financial statements. These costs consist of legal costs. The adjustment is recorded in the earliest period presented and the related accrued expense is also reflected in the unaudited pro forma consolidated balance sheet.

(e)	Estimated value of 28,350 shares of INVO Series C-1 Preferred Stock redeemed for 3,227,813 shares of Class A Common Stock of NTI.

(f)	Adjustment reflects the estimated loss on disposal. The actual net loss on the disposition will be recorded in the Company’s financial statements for the second quarter of 2025 and may differ from the current estimate.